                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                            688,285.57
        Available Funds:
               Contract Payments due and received in this period                                                    4,153,848.97
               Contract Payments due in prior period(s) and received in this period                                   526,617.31
               Contract Payments received in this period for next period                                              210,792.60
               Sales, Use and Property Tax payments received                                                           46,189.62
               Prepayment Amounts related to early termination in this period                                       1,646,719.72
               Servicer Advance                                                                                       271,400.70
               Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
               Transfer from Reserve Account                                                                            8,052.84
               Interest earned on Collection Account                                                                   15,693.62
               Interest earned on Affiliated Account                                                                    1,230.56
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                  Section 5.03                                                                                              0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                  contract < Predecessor contract)                                                                          0.00
               Amounts paid under insurance policies                                                                        0.00
               Maintenance, Late Charges and any other amounts                                                         31,937.89

                                                                                                                   -------------
        Total Available Funds                                                                                       7,600,769.40
        Less: Amounts to be Retained in Collection Account                                                            733,723.95
                                                                                                                   -------------
        AMOUNT TO BE DISTRIBUTED                                                                                    6,867,045.45
                                                                                                                   =============
        DISTRIBUTION OF FUNDS:
               1. To Trustee - Fees                                                                                         0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          526,617.31
               3. To Noteholders (For Servicer Report immediately following the Final Additional
                  Closing Date)
                      a) Class A1 Principal and Interest                                                                    0.00
                      a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                      a) Class A3 Principal (distributed after A2 Note matures) and Interest                        4,963,145.85
                      a) Class A4 Principal (distributed after A3 Note matures) and Interest                          219,862.50
                      a) Class A5 Principal (distributed after A4 Note matures) and Interest                          234,054.83
                      b) Class B Principal and Interest                                                                92,436.67
                      c) Class C Principal and Interest                                                               185,881.08
                      d) Class D Principal and Interest                                                               125,185.11
                      e) Class E Principal and Interest                                                               163,305.52

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   39,135.32
                      b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 163,370.45
                      c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                         in effect)                                                                                     8,052.84
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                  Amounts                                                                                              95,051.69
               7. To Servicer, Servicing Fee and other Servicing Compensations                                         50,946.28
                                                                                                                   -------------
        TOTAL FUNDS DISTRIBUTED                                                                                     6,867,045.45
                                                                                                                   =============

        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds           -------------
        (if any)}                                                                                                     733,723.95
                                                                                                                   =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,511,821.93
         - Add Investment Earnings                                                                                      8,052.84
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
         - Less Distribution to Certificate Account                                                                     8,052.84
                                                                                                                   -------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,511,821.93
                                                                                                                   =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                    97,868,744.13
                  Pool B                                    21,676,390.66
                                                            -------------
                                                                                   119,545,134.79
Class A Overdue Interest, if any                                     0.00
Class A Monthly Interest - Pool A                              525,038.89
Class A Monthly Interest - Pool B                              116,287.89

Class A Overdue Principal, if any                                    0.00
Class A Monthly Principal - Pool A                           3,999,342.32
Class A Monthly Principal - Pool B                             776,394.08
                                                            -------------
                                                                                     4,775,736.40
Ending Principal Balance of the Class A Notes
                  Pool A                                    93,869,401.81
                  Pool B                                    20,899,996.58
                                                            -------------          --------------
                                                                                   114,769,398.39
                                                                                   ==============


Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $221,020,000     Original Face $221,020,000            Balance Factor
       $ 2.901669                    $ 21.607712                         51.927155%


IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                        0.00
                  Class A2                                        0.00
                  Class A3                               35,925,134.79
                  Class A4                               41,000,000.00
                  Class A5                               42,620,000.00
                                                         -------------
Class A Monthly Interest                                                        119,545,134.79
                  Class A1 (Actual Number Days/360)               0.00
                  Class A2                                        0.00
                  Class A3                                  187,409.45
                  Class A4                                  219,862.50
                  Class A5                                  234,054.83
                                                         -------------
Class A Monthly Principal
                  Class A1                                        0.00
                  Class A2                                        0.00
                  Class A3                                4,775,736.40
                  Class A4                                        0.00
                  Class A5                                        0.00
                                                         -------------
                                                                                  4,775,736.40
Ending Principal Balance of the Class A Notes
                  Class A1                                        0.00
                  Class A2                                        0.00
                  Class A3                               31,149,398.39
                  Class A4                               41,000,000.00
                  Class A5                               42,620,000.00
                                                         -------------          --------------
                                                                                114,769,398.39
                                                                                ==============


Class A3
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $62,400,000      Original Face $62,400,000             Balance Factor
         $ 3.00336                    $ 76.534237                       49.918908%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

V. CLASS B NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class B Notes
                     Pool A                                   1,668,555.33
                     Pool B                                     369,562.87
                                                              ------------
                                                                                       2,038,118.20

Class B Overdue Interest, if any                                      0.00
Class B Monthly Interest - Pool A                                 9,024.10
Class B Monthly Interest - Pool B                                 1,998.72
Class B Overdue Principal, if any                                     0.00
Class B Monthly Principal - Pool A                               68,178.36
Class B Monthly Principal - Pool B                               13,235.49
                                                              ------------
                                                                                          81,413.85
Ending Principal Balance of the Class B Notes
                     Pool A                                   1,600,376.97
                     Pool B                                     356,327.38
                                                              ------------             ------------
                                                                                       1,956,704.35
                                                                                       ============


Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $3,768,000       Original Face $3,768,000              Balance Factor
       $ 2.925377                     $ 21.606648                         51.929521%


VI. CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
                     Pool A                                   3,337,911.44
                     Pool B                                     739,325.02
                                                              ------------
                                                                                       4,077,236.46

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                18,873.11
Class C Monthly Interest - Pool B                                 4,180.27
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                              136,356.71
Class C Monthly Principal - Pool B                               26,470.99
                                                              ------------
                                                                                         162,827.70
Ending Principal Balance of the Class C Notes
                     Pool A                                   3,201,554.73
                     Pool B                                     712,854.03
                                                              ------------             ------------
                                                                                       3,914,408.76
                                                                                       ============


Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $7,537,000       Original Face $7,537,000              Balance Factor
        $ 3.058694                     $ 21.603781                       51.935900%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

VII. CLASS D NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class D Notes
                     Pool A                                   2,224,740.48
                     Pool B                                     492,750.48
                                                              ------------
                                                                                       2,717,490.96
Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                13,617.27
Class D Monthly Interest - Pool B                                 3,016.04
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               90,904.47
Class D Monthly Principal - Pool B                               17,647.33
                                                              ------------
                                                                                         108,551.80
Ending Principal Balance of the Class D Notes
                     Pool A                                   2,133,836.01
                     Pool B                                     475,103.15
                                                              ------------             ------------
                                                                                       2,608,939.16
                                                                                       ============


Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $5,024,000       Original Face $5,024,000              Balance Factor
       $ 3.310770                     $ 21.606648                       51.929521%


VIII. CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
                     Pool A                                   2,782,527.07
                     Pool B                                     616,336.64
                                                              ------------
                                                                                       3,398,863.71
Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                22,608.03
Class E Monthly Interest - Pool B                                 5,007.74
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                              113,630.59
Class E Monthly Principal - Pool B                               22,059.16
                                                              ------------
                                                                                         135,689.75
Ending Principal Balance of the Class E Notes
                     Pool A                                   2,668,896.48
                     Pool B                                     594,277.48
                                                              ------------             ------------
                                                                                       3,263,173.96
                                                                                       ============


Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $6,282,000       Original Face $6,282,000              Balance Factor
        $ 4.396016                     $ 21.599769                      51.944826%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE


Beginning Residual Principal Balance
                     Pool A                                            3,340,285.51
                     Pool B                                              739,611.62
                                                                       ------------
                                                                                        4,079,897.13
Residual Interest - Pool A                                                32,243.97
Residual Interest - Pool B                                                 6,891.35
Residual Principal - Pool A                                              136,811.23
Residual Principal - Pool B                                               26,559.22
                                                                       ------------
                                                                                          163,370.45
Ending Residual Principal Balance
                     Pool A                                            3,203,474.28
                     Pool B                                              713,052.40
                                                                       ------------     ------------
                                                                                        3,916,526.68
                                                                                        ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                          50,946.28
 - Servicer Advances reimbursement                                                        526,617.31
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         95,051.69
                                                                                        ------------
Total amounts due to Servicer                                                             672,615.28
                                                                                        ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                     111,222,763.97

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                    4,545,223.68

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  --------------
      ending of the related Collection Period                                                                        106,677,540.29
                                                                                                                     ==============


   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                               2,960,329.66

       - Principal portion of Prepayment Amounts                                                     1,584,894.02

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                         0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                              0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                       0.00
                                                                                                     ------------
                            Total Decline in Aggregate Discounted Contract Balance                   4,545,223.68
                                                                                                     ============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      24,633,977.34

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                        0.00

   Decline in Aggregate Discounted Contract Balance                                                                      882,366.27

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                        --------------
                                                                                                                      23,751,611.07
                                                                                                                     ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                                 830,282.62

       - Principal portion of Prepayment Amounts                                                        52,083.65

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                         0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                              0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                       0.00
                                                                                                     ------------
                            Total Decline in Aggregate Discounted Contract Balance                     882,366.27
                                                                                                     ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    130,429,151.36
                                                                                                                     ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A                                                                            Predecessor
                                                Discounted          Predecessor      Discounted
   Lease #        Lessee Name                   Present Value       Lease #          Present Value
   --------       -----------------------       -------------       -----------      ----------------
   2199-001       Regional Radiology, LLC       $1,112,975.58       1881-001          $  2,435,321.88
   1231-041       Radnet Management, Inc.       $  953,502.31
   1560-013       Drew Medical inc              $  342,866.78
                  Cash                          $   25,977.21


                                                -------------                        ----------------
                                  Totals:       $2,435,321.88                         $  2,435,321.88

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                          $  2,435,321.88
    b) ADCB OF POOL A AT CLOSING DATE                                                 $201,135,070.09
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables           $0.00
b) Total discounted Contract Balance of Substitute Receivables            $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                             YES [ ]  NO [X]

   POOL B                                                                            Predecessor
                                                Discounted          Predecessor      Discounted
   Lease #        Lessee Name                   Present Value       Lease #          Present Value
   --------       -----------------------       -------------       -----------      ----------------
                  NONE

                                                -------------                        ----------------
                                  Totals:               $0.00                                   $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                    $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                  $50,047,123.17
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
       RATING AGENCY APPROVES)                                                                   0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
    THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
    BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                             YES [ ]  NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                          Predecessor
                                                       Discounted         Predecessor     Discounted
Lease #       Lessee Name                              Present Value      Lease #         Present Value
---------     ---------------------------              -------------      -----------     -------------
408-502       Western Kentucky Diagnostic              $  495,646.95      277-103         $2,561,363.27
1042-501      Pinnacle Imaging, Inc.                   $1,631,421.93      1513-002        $  953,250.10
2375-001      Tuscarawas Ambulatory                    $1,286,730.05      1725-002        $  588,254.35
1097-506      Advanced Healthcare Resources            $  675,567.93
              Cash                                     $   13,500.87
2545-002      Presgar L.C.                             $  964,543.83      2205-001        $3,763,600.22
2907-001      Laser  Vision Centers, Inc.              $  472,557.70
2000667-2     Hartford Hospital, Inc.                  $  190,558.39
2004051-2     Health Care Solutions                    $  695,143.77
2004051-3     Health Care Solutions                    $  993,964.93
2004887-1     BBC Healthcare International, L.L.C.     $  212,022.60
2005804-1     Otsego Memorial Hospital                 $  236,366.53

                                                       -------------                      -------------
                                           Totals:     $7,868,025.48                      $7,866,467.94

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                        7,866,467.94
    b) ADCB OF POOL A AT CLOSING DATE                                                   $201,135,070.09
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                               3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                             YES [ ]  NO [X]


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                     Predecessor
                                                Discounted          Predecessor      Discounted
Lease #       Lessee Name                       Present Value       Lease #          Present Value
---------     -----------------------------     -------------       -----------      -------------
1528-003      U.S. Neurosurgical, Inc.          $  642,004.10         960-501        $   82,012.38
2826-003      Newark Health Imaging, L.L.C.     $  205,317.69         960-502        $   28,390.17
2906-001      Laser Vision Centers, Inc.        $  496,511.61         1043-501       $  641,289.38
              Cash                              $    3,932.26         1043-502       $  596,073.73

                                                -------------                        -------------
                                    Totals:     $1,347,765.66                        $1,347,765.66


    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                    $ 1,347,765.66
    b) ADCB OF POOL B AT CLOSING DATE                                               $50,047,123.17
  * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          2.69%

    ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
    HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                             YES [ ]  NO [X]

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
   This Month                             4,618,779.79          This Month                          130,429,151.36
   1 Month Prior                          2,270,417.36          1 Month Prior                       135,856,741.31
   2 Months Prior                         2,481,264.94          2 Months Prior                      140,721,184.43

   Total                                  9,370,462.09          Total                               407,007,077.10

   a) 3 MONTH AVERAGE                     3,123,487.36          b) 3 MONTH AVERAGE                  135,669,025.70

   c) a/b                                         2.30%


2. Does a Delinquency Condition Exist (1c > 6%)?          Yes [ ]   No [X]

3. Restricting Event Check

    A. A Delinquency Condition exists for current
       period?                                            Yes [ ]   No [X]
    B. An Indenture Event of Default has occurred and
       is then continuing?                                Yes [ ]   No [X]

4. Has a Servicer Event of Default occurred?              Yes [ ]   No [X]

5. Amortization Event Check

    A. Is 1c > 8%?                                        Yes [ ]   No [X]
    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation
       not remedied within 90 days?                       Yes [ ]   No [X]
    C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?        Yes [ ]   No [X]

6. Aggregate Discounted Contract Balance at Closing Date         Balance $ 251,182,193.26


   DELINQUENT LEASE SUMMARY

   Days Past Due            Current Pool Balance           # Leases
   -------------            --------------------           --------
         31 - 60                    2,078,624.51                 21
         61 - 90                    2,771,083.85                 12
        91 - 180                    4,618,779.79                 11


   Approved By:
   Matthew E. Goldenberg
   Assistant Treasurer